SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      JANUARY 15, 1997



                              LOGIPHONE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE              33-19324                        75-0223079
(STATE OF OTHER JURIS-         (COMMISSION                     (IRS EMPLOYER
DICTION OF INCORPORATION)      FILE NUMBER)                 IDENTIFICATION NO.)




607 WEST BROADWAY, SUITE 247, FAIRFIELD, IOWA                           52556
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (515) 469-3044







          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS

         On October 8, 1996, Logiphone Group, Inc. (the "Company") entered into a Strategic Alliance Agreement with RADLINX, LTD of Tel Aviv, Israel (the "RADLINX Agreement"), pursuant to which the Company agreed to purchase from RADLINX certain fax-over-the-internet equipment. The RADLINX Agreement was described in a Form 8-K, dated November 1, 1996 of the Company (the "November 8-K").

         On January 15, 1997, the RADLINX Agreement was terminated. The Company made no purchases of equipment under the RADLINX Agreement, nor did it pay any of the $1,000,000 required to acquire the option described in the November 8-K. The Company's fax-over-the- internet business is dependent upon obtaining an adequate supply of fax-over-the-internet equipment. Since the Company was relying exclusively on RADLINX to provide such equipment, the Company currently is without a supplier of equipment for this segment of the Company's business and is unable to implement this aspect of its business plan at this time. The Company is continuing to conduct its international resale business in the Netherlands (as discussed in the November 8-K), which was not affected by the termination of the RADLINX Agreement.

         The Company still has an interest in pursuing the fax-over-the-internet business. Toward that end, the Company has contacted an alternative supplier of fax-over-the-internet equipment, but there is no assurance that the Company will be able to acquire suitable equipment from that or any other alternative supplier. If the Company is able to acquire suitable equipment from an alternative supplier, there is no assurance as to whether the terms for acquiring the equipment will be more or less favorable than under the RADLINX Agreement.

         While the Company is pursuing opportunities to obtain equipment so that it may implement the business plan to enter the fax-over-the-internet business, there is no assurance that the Company will enter into that business. In its discussions with financing sources in an effort to implement the RADLINX
Agreement, the Company considered various means in which to conduct a fax-over-the-internet business. If the Company pursues this opportunity, the Company may conduct the business directly or through a wholly-owned subsidiary. Alternatively, it may form a joint venture with one or more third parties or utilize another entity in which the Company and other third parties share ownership.

         If the Company should enter into the fax-over-the-internet business, it would expect that, in addition to the other competitors described in the November 8-K, RADLINX, either directly, or as a part owner of another entity, will be a competitor of the Company using the Pass-a-Fax equipment described in the November 8-K with respect to the Company's fax-over-the-internet business.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  Not Applicable

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         (b)      Pro Forma Financial Information

                  Not Applicable

         (c)      Exhibits

          10.1 Strategic Alliance Agreement, dated October 8, 1996, by and between RADLINX, LTD and I.C.A. International Callers Association, B.V. (Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K, dated November 1, 1996, and filed November 13, 1996).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LOGIPHONE GROUP, INC.
                                             (formerly Star Resources, Inc.)



Date:  January 29, 1997                       By:/s/ Ronald D. Gardner
                                                 ---------------------
                                                 Ronald D. Gardner, President

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